Exhibit 99

                                    HORIZON
                                      PCS

FORWARD-LOOKING STATEMENTS

Statements made by us today will include forward-looking statements, such as the Company's or Management's intentions, hopes, beliefs, expectations or predictions of, and assumptions about, the future. It is important to note that the Company's actual results could differ materially from such forward-looking statements, and from past results. Our forward-looking statements and business are subject to risk factors, including, among other things, (i) changes in industry conditions created by the Telecommunications Act and related state and federal legislation and regulations; (ii) recovery of the substantial costs which will result from the implementation and expansion of our business; (iii) retention of our existing customer base and our ability to attract new customers; (iv) rapid changes in technology; (v) actions of our competitors; and
(vi) current negotiations of the financial covenants in our senior credit facility. Additional information on these and other risks is contained in the Company's filings with the SEC, including the "Risk Factors" section, thereof. Copies will be made available free of charge upon request.

BUSINESS OVERVIEW


Bill McKell
President & Chief Executive Officer

INVESTMENT HIGHLIGHTS

o    Sprint PCS

o    Attractive  markets with 10.2 million POPs:
     -    Adjacent to Sprint PCS markets with 59 million POPs

o    High capacity, spectrum efficient network

o    Outstanding industry fundamentals

o    Successful execution of growth strategy
     -     7.2 million covered POPs at March 31, 2002
     -     222,700 subscribers at March 31, 2002
     -     CEO, CFO and COO with 42 years of industry experience

o    Fully financed business plan

SPRINT PCS AFFILIATE PROGRAM-
NATIONWIDE FOOTPRINT

Map showing division of United States by following affiliates:

- AirGate PCS (Pro Forma)
- Alamosa PCS
- Enterprise Communications
- Gulf Coast Wireless
- Horizon PCS
- Northern PCS
- Shentel
- Swiffel Communications
- UbiquiTel (Pro Forma)
- US Unwired

SPRINT PCS ADVANTAGE

o    50 year affiliation agreement

o    Sprint PCS products, services and pricing plans

o    Sprint PCS national brand and advertising support

o    Proven back office services

o National third party distribution - over 500 storefronts (RadioShack, Circuit City, Best Buy, Target)

o    Access to Sprint PCS Wireless Web

o    Digital leader in industry

o    Substantial network and subscriber equipment discounts

OUTSTANDING INDUSTRY FUNDAMENTALS

o    Wireless penetration is expected to grow from 45% at 2001E to 75% in 2010

                      Year End Subscribers (millions)
                          1999    2000    2001    2002    2003    2004    2005    2006    2007    2008    2009    2010
                         ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
Total Wireless           81,449  109,478 129,118 146,233 160,745 174,048 186,103 197,621 207,827 216,681 224,912 232,501

Penetration                31%     39%     45%     51%     55%     59%     63%     66%     69%     71%     73%     75%



Source:  CSFB Wireless Sector Review (January 2002)

THE COMPANY

YEAR 2001 ACCOMPLISHMENTS

o Early June 2001: completed conversion of subscribers from Sprint PCS Type 3 platform to Sprint PCS Type 2 platform

o    Early June 2001: enrolled our 100,000th subscriber

o    August 2001: amended network agreement with NTELOS

o    Network build-out under original plan complete (6.9 million planned covered
     POPs)

o    Launched PA markets within 15 months - rapid time to market

o    Increased retail stores count from 16 to 38 in 2001

o December 2001: private placement of $175 million of 13 3/4% senior notes due 2011

HORIZON PCS' MARKETS

Map of market area showing:

- Elkhart, Indiana
- South Bend, Indiana
- Ft. Wayne, Indiana
- Lima, Ohio
- Erie, Pennsylvania
- Scranton, Pennsylvania
- Huntington, West Virginia
- Charleston, West Virginia
- Kingsport, Tennessee
- Roanoke, Virgina

o    Online now


o    222,700 subscribers at March 31, 2002

o    7.2 million POPs currently covered

NUMEROUS ADJACENT SPRINT PCS MARKETS

o    Connects 15 Sprint PCS markets with over 59 million POPs

Map showing area of following cities:

- Chicago, Illinois
- Detroit, Michigan
- Cleveland, Ohio
- Columbus, Ohio
- Cincinnati, Ohio
- Indianapolis, Indiana
- Lexington, Kentucky
- Knoxville, Tennessee
- Pittsburgh, Pennsylvania
- Philadelphia, Pennsylvania
- Washington, D.C.
- Richmond, Virginia
- Raleigh/Durham, North Carolina
- Buffalo, New York
- New York, New York

SIGNIFICANT CONNECTIVITY - CHICAGO TO NEW YORK

o    More than 2,600 interstate miles

Map showing area of interstate connections between the following cities:

- Chicago, Illinois
- Detroit, Michigan
- Cleveland, Ohio
- Columbus, Ohio
- Cincinnati, Ohio
- Indianapolis, Indiana
- Lexington, Kentucky
- Knoxville, Tennessee
- Pittsburgh, Pennsylvania
- Philadelphia, Pennsylvania
- Washington, D.C.
- Richmond, Virginia
- Raleigh/Durham, North Carolina
- Buffalo, New York
- New York, New York

MAJOR UNIVERSITIES IN OUR TERRITORY

o Over 240,000 students attending 60 four-year schools

Map of area showing following schools:

- Notre Dame University
- Penn State University
- West Virginia University
- Ohio University
- Marshall University
- University of Virginia
- Virginia Tech
- Eastern Tennessee State

EXPANDING DISTRIBUTION CHANNELS


National Third Parties:

Q4 1999         108
Q4 2000         174
Q4 2001         455
Q1 2002         462

B2B Representatives:

Q4 1999         13
Q4 2000         26
Q4 2001         37
Q1 2002         32

Retail Stores:

Q4 1999         4
Q4 2000         16
Q4 2001         38
Q1 2002         39

SALES DISTRIBUTION MIX

Retail Store:
Q2 2001         36%
Q3 2001         30%
Q4 2001         36%
Q1 2002         30%


B2B:
Q2 2001         7%
Q3 2001         16%
Q4 2001         12%
Q1 2002         8%


Radio Shack:
Q2 2001         22%
Q3 2001         25%
Q4 2001         26%
Q1 2002         28%


Other N3P:
Q2 2001         14%
Q3 2001         12%
Q4 2001         12%
Q1 2002         15%


L3P:
Q2 2001         5%
Q3 2001         5%
Q4 2001         4%
Q1 2002         6%


Other:
Q2 2001         16%
Q3 2001         12%
Q4 2001         10%
Q1 2002         13%

THE NEXT STEP:  3G

o Sprint PCS and the Sprint affiliates will deploy 3G in a number of test markets in 1Q02 for launch commercially nationwide by mid-2002


                  2001                        2002                 2003                        2004
               ----------                   ----------           ----------                  ----------
                               3G 1x                             3G 1x-EV DO                 3G 1x-EV DV
CDMA            144 kbps                    288 kbps             2.4 Mbps                    3-5 Mbps
                         <10% of 2G Capex                                   <10% of 2G Capex

Source:  Sprint PCS


GSM/            GSM/GPRS                     EDGE                 W-CDMA
TDMA            115 kbps                     384 kbps             2 Mbps                     ?
                28% of 2G Capex              51% of 2G Capex      90% of 2G Capex

Source:  Yankee Group

WIRELESS DATA OPPORTUNITY


Wireless Data Revenue
($ in millions)
 2000    2001    2002    2003    2004    2005    2006    2007    2008    2009     2010
------  ------  ------  ------  ------  ------  ------  ------  ------  -------  -------
  $140    $329   $661   $1,345  $2,451  $3,890  $5,664  $7,371  $8,889  $10,201  $11,280



Source:  CSFB Wireless Sector Review (January 2002)


Consumer Applications:                  Business Applications:

Web browing     E-mail                  Intranet access         Wireless B2B
Messaging       M-Commerce              File Transfer           Database access
Games & Entertainment                   Messaging               Web browsing
                                        E-mail

COMPETITIVE LANDSCAPE

                                     Horizon PCS       ALLTEL           AT&T         Verizon        Nextel

Well-established national brand           x                              x              x             x
Unified national network                  x                              x              x             x
Scale economies                           x                              x              x             x
Consumer orientation                      x               x              x              x
All digital network                       x                                                           x
Technology/protocol                      CDMA            Mix            TDMA           Mix           ESMR


Horizon PCS was the first or second PCS provider in the majority of our markets

PROVEN MANAGEMENT TEAM


Name                Position            Prior Telcom Experience           Years

Bill McKell         President & CEO     Horizon Personal                    14
                                        Communications
                                        Chillicothe Telephone

Pete Holland        CFO                 E&Y Telecom Group                   14
                                        Nextel Communications

Alan Morse          COO                 TelePacific Communications          14
                                        Sprint PCS
                                        Nextel Communications

GROWTH STRATEGY

o    Shift in focus from build-out to sales
     -    Rapidly complete build-out of high capacity network
     -    Continue to increase our customer base

o    Become leading wireless provider in our territories
     -    Leverage Sprint PCS relationship
     - Benefit from Sprint PCS marketing and advertising in contiguous markets
     - Execute local marketing strategy, including opening new retail stores and capitalizing on Sprint Local Telephone opportunities

o    Explore strategic options to expand our territory and add new services
     -    Increase our licensed POPs territory

o    Manage CPGA and other costs to achieve  profitable  EBITDA by third quarter
     2003

FINANCIAL OVERVIEW

Pete Holland
Chief Financial Officer

BUSINESS EVOLUTION

Q3 2000                                         Q1 2002
-------                                         -------

3.3 million     ---------------------------->   7.2 million
                    Covered POPs

        597     ---------------------------->   1,194
                    Cell Sites

     36,007     ---------------------------->   222,700
                    Subscribers

        1.1%    ---------------------------->   1.6%
                    Annualized Incremental
                    Penetration

       $409     ---------------------------->   $342
                    CPGA

SERVICE REVENUES

---------------------------->
        27.3% CQGR

Q1 2001                 $17.4
Q2 2001                 $23.3
Q3 2001                 $33.2
Q4 2001                 $42.3
Q1 2002                 $45.8

BUILD-OUT / SUBSCRIBER STATISTICS

Build-out Population Stats
                            2000                                               2001                         2002
                -------------------------------------  ------------------------------------------------- -----------  Complete
                    Q2            Q3          Q4           Q1          Q2            Q3          Q4          Q1       Build Out
                ------------  ----------- -----------  ----------- ------------  ----------- ----------- -----------  -----------
Total POPs             10.2        10.2       10.2          10.2          10.2        10.2       10.2        10.2         10.2

Covered POPs            1.9         3.3        5.1           5.2           5.7         6.7        6.9         7.2          7.9



                                       2000                                               2001                         2002
                           -------------------------------------  ------------------------------------------------- -----------
                               Q2            Q3          Q4           Q1          Q2            Q3          Q4          Q1
                           ------------  ----------- -----------  ----------- ------------  ----------- ----------- -----------
Subscribers (EOP)               26,980      36,007     66,447        84,681       106,268     146,641    194,135     222,700

Net Subscribers Additions        7,142       9,027     30,440        18,234        21,587      40,373     47,494      28,600

Annualized Incremental
  Penetration                                 1.1%       2.4%          1.4%          1.5%        2.4%       2.8%        1.6%


FAVORABLE OPERATING METRICS

ARPU STATS
                                Q1 2001         Q2 2001         Q3 2001    Q4 2001     Q1 2002
ARPU without Travel
  and Roaming                      $53            $55             $57        $57         $56

ARPU with Travel and Roaming       $80            $82             $88        $83         $74

ARPU Minute Sensitive              $14            $16             $14        $13         $12



CHURN STATS (excluding 30 day returns)
                                Q1 2001         Q2 2001         Q3 2001       Q4 2001      Q1 2002
Monthly Churn (excluding
  30 day returns)                  2.3%           2.1%            2.1%          3.0%          3.2%

Avg. SPCS Public Affiliates*       2.6%           2.8%            2.5%          3.4%


CPGA
                                Q1 2001         Q2 2001         Q3 2001       Q4 2001        Q1 2002

CPGA                               $322           $385            $296          $332           $342

Avg. SPCS Public Affiliates*       $416           $375            $349          $346


* Comparisons to Sprint PCS affiliates are based on public information.

NTELOS RELATIONSHIP - WHOLESALE SERVICES AGREEMENT

Map of market area showing:

- Elkhart, Indiana
- South Bend, Indiana
- Ft. Wayne, Indiana
- Lima, Ohio
- Erie, Pennsylvania
- Scranton, Pennsylvania
- Huntington, West Virginia
- Charleston, West Virginia
- Kingsport, Tennessee
- Roanoke, Virgina


o    Horizon Markets
o    Horizon Resale Markets


The NTELOS relationship provides 2.9 million of our total POPs and 1.8 million of our covered POPs

At March 31, 2001, we had approximately 72,500 subscribers in these territories


The NTELOS relationship has enabled us to generate revenues earlier in selected markets while reducing capital expenditures and operating expenses up front

SUMMARY OF NTELOS

o    Amendment signed August 23, 2001
     -    3G Implementation Plan
     -    Wholesale Pricing
          -    Effective July 1, 2001 through December 31, 2003
          -    MOUs under the monthly allowance range from 5-7 cents
          - MOUs over the allowance are at a rate of 3.5 cents down to 3.0 cents

KEY OPERATING AND GROWTH METRICS

o    Cover approximately 7.9 million POPs by end of 2002

o    Subscriber base of over 400,000 by middle of 2003

o    Penetrate approximately 5% of covered POPs by middle of 2003

o    Turn EBITDA positive by 3rd quarter 2003

EXISTING FINANCING


Senior Secured          $250 million
Financing:              - $95 million remains available
                        - 375bp - 425bp over LIBOR
                        - Matures 2008 (Revolver, Term Loan A), 2009 (Term
                          Loan B)
                        - Availability  is  subject to current  negotiations  of
                          financial covenant modifications

Senior Discount         $149.7 million gross proceeds ($295 million face)
Notes:                  - 14% coupon            - 5 year HNC
                        - 2010 maturity         - Cash pay after 5 years
                        - Warrants              - Caa1/CCC

Convertible             $126.5 million (Apollo Management)
Preferred Stock:        - Convertible at holder's option and automatically upon
                          $65 million Qualifying IPO or upon certain combination transactions
                        - 7.5% PIK, payable semi-annually
                        - September 2011 maturity

Senior Notes:           $175.0 million gross proceeds ($175 million face)
                        - 13.75% coupon
                        - 2011 maturity
                        - Caa1/CCC

STRONG LIQUIDITY POSITION

- Substantial Sources of Liquidity

     - $245 million in cash at March 31, 2002, including $49 million of restricted cash
     - $95 million available under our bank credit facility at March 31, 2002 (subject to current negotiations of financial covenant modifications)
     -    $340 million total available at March 31, 2002

HORIZON PCS STRENGTHS

o    Wireless Growth

o    Sprint PCS

o    One of the largest Sprint PCS affiliates

o    Proven Ability to Build New Markets

o    Proven Ability to Attract New Customers

o    Sprint Back Office

o    Fully Financed

SUMMARY

Bill McKell
President & Chief Executive Officer

INVESTMENT HIGHLIGHTS

o    Sprint PCS

o    Attractive  markets with 10.2 million POPs:
     -    Adjacent to Sprint PCS markets with 59 million POPs

o    High capacity, spectrum efficient network

o    Outstanding industry fundamentals

o    Successful execution of growth strategy
     -     7.2 million covered POPs at March 31, 2002
     -     222,700 subscribers at March 31, 2002
     -     CEO, CFO and COO with 42 years of industry experience

o    Fully financed business plan

QUESTIONS & ANSWERS

HORIZON PCS


1464577